SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 29, 2000

                           OPHTHALMIC IMAGING SYSTEMS
             (Exact Name of Registrant as Specified in its Charter)

          California                    1-11140                      94-3035367
(State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer Identification No.)
      of Incorporation)

            221 Lathrop Way, Suite I, Sacramento CA                    95815
           (Address of Principal Executive Offices)                  (Zip Code)


      (Registrant's telephone number, including area code): (916) 646-2020


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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 Item 8. Change in Fiscal Year.
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              On December 29, 2001, the Registrant's Board of Directors approved a change in the Registrant's fiscal year end from August 31 to December 31, to be effective beginning December 31, 2000. The report on Form 10-KSB covering the four months ended December 31, 2000 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 29, 2000                  OPHTHALMIC IMAGING SYSTEMS


                                            By: /s/ Gil Allon
                                                    Gil Allon
                                                    Chief Executive Officer


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